POWER OF ATTORNEY


         KNOW ALL BY THESE PRESENTS, that the undersigned, Whatifi Funds, a business trust organized under the laws of the State of Delaware (the "Trust"), and certain Trustees and officers of the Trust, do hereby constitute and appoint STEVEN J. DIXON, HARRIS A. FRICKER, DAVID M. LEAHY, GREGORY MADDOX, AND CURTIS BARNES, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable:

                           (i) to enable the Trust to comply with the Securities
                  Act of 1933, as amended, and any rules, regulations, orders or other requirements of the Securities and Exchange Commission thereunder, in connection with the registration under such Securities Act of 1933 of shares of beneficial interest of the Trust; and

                    (ii) in connection with the  registration of the Trust under the Investment Company Act of 1940, as amended,

including specifically, but without limitation of the foregoing, power of authority to sign the name of the Trust in its behalf and to affix its seal, and to sign the names of each of such Trustees and officers in his behalf as such Trustee or officer as indicated below opposite his signature hereto, to any amendment or supplement (including pre- and post-effective amendments) to the registration statement or statements filed with the Securities and Exchange Commission under such Securities Act of 1933 and such Investment Company Act of 1940, and to execute any instruments or documents filed or to be filed as a part of or in connection with such registration statement or statements; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.



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         IN WITNESS WHEREOF, the Trust has caused these presents to be signed by the Chairman of the Trust thereunto duly authorized by its Trustee, and each of the undersigned has set his hand hereto as of the day set opposite her name.


                                         Whatifi Funds


                           By       /s/Harris A. Fricker
                                    --------------------
                                     Harris A. Fricker
                                    Chairman of the Board and President

Date:    May __, 2000

By:  /s/Harris A. Fricker                                     Trustee
     ---------------------
         Harris A. Fricker


By:  /s/Steven J. Dixon                                       Trustee
     -------------------
         Steven J. Dixon


By:  /s/Kenneth Crouse                                        Trustee
     ------------------
          Kenneth Crouse

By:  /s/ Shon Goel                                            Trustee
     --------------
       Shon Goel


By:  /s/ Warner Henderson                                     Trustee
     ---------------------
          Warner Henderson









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